UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 12, 2022

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Not applicable
(e)	The Compensation Committee of the Board of Directors (the "Compensation Committee") of Park National Corporation (“Park”) met on January 12, 2022 to determine the 2022 base salary (the “2022 Base Salary”) for each of Park’s executive officers, the discretionary annual incentive compensation award for the twelve-month period ended December 31, 2021 (the "2021 Incentive Compensation") earned by each of Park’s executive officers and the equity-based awards granted to Park's executive officers.

In determining the 2022 Base Salaries, 2021 Incentive Compensation and discretionary equity-based awards, the Compensation Committee considered, as one of the relevant factors, Park’s compensation (for each of Park's executive officers) relative to Park's peer bank holding companies (the financial services holding companies included in the Midwest Regional Compensation Peer Group ("Midwest Peers")) executive compensation. In determining the 2021 Incentive Compensation awards, the Compensation Committee considered Park's performance versus both budgeted and prior year results. The Compensation Committee also considered Park's performance measured by the return on average equity and return on average assets for the year ended December 31, 2021, as well as Total Shareholder Return as of December 31, 2021, compared to the Midwest Peers (note, ROAA and ROAE information for peers was available for the nine month period ended September 30, 2021).
The 2022 Base Salaries are effective as of January 1, 2022 and the 2021 Incentive Compensation awards are expected to be paid in April 2022.
The following table shows the 2022 Base Salary and the 2021 Incentive Compensation award for each of Park's executive officers:

Name	2021 Base Salary	2022 Base Salary	2021 Incentive Compensation
David L. Trautman[1]	$785,000	$750,000	$560,000
Matthew R. Miller[2]	$575,000	$550,000	$342,000
Brady T. Burt[3]	$375,000	$400,000	$249,000
______________________________________
1 Mr. Trautman serves as Chairman of the Board and Chief Executive Officer of each of Park and Park's national bank subsidiary The Park National Bank ("PNB").

2 Mr. Miller serves as President of each of Park and PNB.

3 Mr. Burt serves as Chief Financial Officer, Secretary and Treasurer of Park and as Senior Vice President and Chief Financial Officer of PNB.
Park National Corporation 2017 Long-Term Incentive Plan for Employees - Performance-Based Restricted Stock Unit Awards

On January 12, 2022, the Compensation Committee granted awards (the “2022 PBRSU Awards”) of performance-based restricted stock units (“PBRSUs”) to each of Messrs. Trautman, Miller and Burt, which 2022 PBRSU Award grants are subject to the terms and conditions of Park’s 2017 Long-Term Incentive Plan for Employees (the “2017 Employees LTIP”) and the award agreements evidencing the 2022 PBRSU Awards.

The following table shows the minimum/target number of PBRSUs which may be earned (the “Target Award”) and the maximum number of PBRSUs which may be earned (the “Maximum Award”) in respect of the 2022 PBRSU Award granted to each of Messrs. Trautman, Miller and Burt:

Name and Position	Target Award	Maximum Award
David L. Trautman Chairman of the Board and Chief Executive Officer of each Park and PNB	2,290 PBRSUs	3,435 PBRSUs

Matthew R. Miller President of each Park and PNB	1,710 PBRSUs	2,565 PBRSUs

Brady T. Burt Chief Financial Officer, Secretary and Treasurer of Park; Senior Vice President and Chief Financial Officer of PNB	1,510 PBRSUs	2,265 PBRSUs

The number of PBRSUs earned and settled or, in the alternative, forfeited will be based upon Park’s performance, measured by Park’s cumulative return on average assets (“ROA”) for the three-year performance period beginning January 1, 2022 and ending December 31, 2024 (the “Performance Period”), relative to the cumulative ROA results for the Performance Period for the Industry Index of financial services holding companies (excluding corporations classified for federal income tax purposes as "S" corporations) in the United States with total consolidated assets of $3 billion to $10 billion (the "$3B to $10B Industry Index"). However, no PBRSUs will be earned by Messrs. Trautman, Miller and Burt if Park’s consolidated net income for each fiscal year during the Performance Period has not equaled or exceeded an amount equal to 110% of all cash dividends declared and paid by Park during such fiscal year.

Park’s performance at the 50th percentile and the 80th percentile of the $3B to $10B Industry Index peer group’s performance will result in Messrs. Trautman, Miller and Burt earning PBRSUs representing the Target Award and the Maximum Award, respectively (interpolated on a straight line basis for performance at percentiles between these specified percentiles), covered by their respective grants.

Any PBRSUs earned based on Park’s performance relative to the $3B to $10B Industry Index peer group will also be subject to a service-based vesting requirement. One-half of the PBRSUs earned in respect of the Performance Period will vest and be settled in Park common shares (on a one-for-one basis) on the date the Compensation Committee determines and certifies the number of PBRSUs earned in respect of the Performance Period (the “Certification Date”) if the executive officer earning such PBRSUs is still employed by Park or one of Park's subsidiaries on the Certification Date. On the first anniversary of the Certification Date, the other half of the PBRSUs earned in respect of the Performance Period will vest and be settled in Park common shares (on a one-for-one basis) if the executive officer earning such PBRSUs is still employed by Park or one of Park's subsidiaries on the first anniversary of the Certification Date. Subject to the terms of the award agreement evidencing each 2022 PBRSU Award, none of the Park common shares received by Messrs. Trautman, Miller and Burt upon settlement of earned and vested PBRSUs may be sold, transferred, assigned or otherwise similarly disposed of by him for a period of five years after the date of settlement.

Each award agreement evidencing a 2022 PBRSU Award also addresses the effect of termination of employment of the executive officer to whom the 2022 PBRSU Award is granted, the effect of a defined “Change in Control” for purposes of the 2017 Employees LTIP and events the occurrence of which will result in the forfeiture of the PBRSUs and any common shares delivered pursuant to the award agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: January 18, 2022	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

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